UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2013

Annual Repor t

Legg Mason

Lifestyle Series

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Lifestyle Series

Legg Mason Lifestyle Series

Legg Mason Lifestyle Series (“Lifestyle Series”) consists of four separate investment funds (the “Funds”), each with its own investment objective and policies. Each Fund offers different levels of potential return and involves different levels of risk.

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Lifestyle Series for the twelve-month reporting period ended January 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 28, 2013

Legg Mason Lifestyle Series	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended January 31, 2013, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s second estimate showed that fourth quarter GDP growth was a tepid 0.1%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months and ended the reporting period at 7.9%. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 38.1% of the 12.3 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.4% on a seasonally adjusted basis in January 2013 versus the previous month and they were 9.1% higher than in January 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in January 2013, up 12.3% from January 2012. This marked the eleventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 4.9% in January, which represents a 4.2 month supply at the current sales pace. This represents the lowest inventory since April 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June

2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next two months, with the PMI increasing to 53.1 in January 2013, its best reading since April 2012.

Growth generally moderated overseas and, in some cases, fell back into a recession. But in its January 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.5% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.2% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.5% in 2013. In particular, China’s economy is expected to grow 8.2% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.5% in 2012 to 5.9% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially

IV	Legg Mason Lifestyle Series

Investment commentary (cont’d)

purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% in July 2012, a record low. In September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of

Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 28, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason Lifestyle Series 2013 Annual Report	1

Funds overview

Legg Mason Lifestyle Series (the “Lifestyle Series”) consists of four portfolio investment options (the “Funds”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Global equity markets produced strong results, though with some volatility along the way. For the twelve months ended January 31, 2013, the overall domestic stock market, as measured by the S&P 500 Indexi, returned 16.78%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of 17.03%. Small-cap U.S. stocks produced slightly lower returns, while international stock markets produced slightly higher returns. The Russell 2000 Indexiii of U.S. small cap stocks gained 15.47% over the reporting period, while the MSCI EAFE Indexiv of international markets produced a total return of 17.25%. It wasn’t all smooth sailing in the equity markets, though. Worries about the potential for slower growth sparked two stock market “corrections” during the course of the year, one in April and May (which saw the S&P 500 fall almost 10% from peak-to-trough) and another in October and November (which saw the S&P 500 fall over 7% from peak-to-trough).

Investment grade fixed-income markets produced more modest returns, but with much less volatility during the course of the year. The Barclays U.S. Aggregate Indexv was only up 2.59% for the twelve months ended January 31, 2013, but its biggest peak-to-trough fall within the period was barely over 1%.

The Barclays U.S. Aggregate Index’s positive total return came during the first half of the reporting period. The ten-year U.S. Treasury bond yield started the period at 1.80%. It hit its high for the reporting period in mid-March, reaching 2.38%, but then fell as low as 1.39% in July, ending that month at 1.47%. Bond prices move inversely with interest rates, so as interest rates were falling bond prices were rising. The Barclays U.S. Aggregate Index returned 2.88% during the six months ended July 31, 2012. Over the last six months of the reporting period, government bond yields moved higher again, with the ten-year U.S. Treasury ending the period with a yield of 1.99%. Corporate bond yields generally fell during this time, though, offsetting some of the impact of rising government bond yields. During the six months ended January 31, 2013, the Barclays U.S. Aggregate Index had a total return of -0.28%. High-yield fixed-income markets, which consist of bonds that are below investment grade, enjoyed higher returns that were closer to the returns in the equity markets. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi returned 13.87% for the reporting period.

Q. How did we respond to these changing market conditions?

A. During the first few months of the reporting period, we maintained a small overweight position in equity funds (relative to the benchmark weights) and an underweight position in fixed-income funds. We believed that stocks were more attractive than bonds on a relative valuation basis, based on their price-to-earnings (“P/E”) ratiosvii and their dividend yields. We expected earnings growth to remain positive, and felt that this further supported the case for overweighting equities. After stocks outperformed bonds by a wide margin in the first calendar quarter of 2012, we felt that stocks were no longer as attractively valued relative to bonds as they had been before. In addition, we felt that the outlook for earnings growth was deteriorating. As a result, we decided to move from our overweight position in equities to a neutral position in both equities and bonds in April. We maintained that stance for the rest of the reporting period.

2	Legg Mason Lifestyle Series 2013 Annual Report

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 85%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 85% seeks capital appreciation by seeking to maintain a target allocation of 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2013, Class A shares of Legg Mason Lifestyle Allocation 85%, excluding sales charges, returned 14.81%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Indexviii and the Lifestyle Allocation 85% Composite Benchmarkix, returned 2.59%, 16.90% and 15.27%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 12.04% for the same period.

Performance Snapshot as of January 31, 2013
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 85%:
Class A	11.92%	14.81%
Class B3	11.40%	13.80%
Class C	11.55%	14.20%
Class I	12.07%	15.23%
Barclays U.S. Aggregate Index	-0.28%	2.59%
Russell 3000 Index	11.24%	16.90%
Lifestyle Allocation 85% Composite Benchmark	11.99%	15.27%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	8.92%	12.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.49%, 2.40%, 2.06% and 1.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.55% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 85%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 592 funds for the six-month period and among the 562 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2013 Annual Report	3

Legg Mason Lifestyle Allocation 70%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 70% seeks long-term growth of capital by seeking to maintain a target allocation of 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2013, Class A shares of Legg Mason Lifestyle Allocation 70%, excluding sales charges, returned 13.60%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkx, returned 2.59%, 16.90% and 13.15%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 12.04% for the same period.

Performance Snapshot as of January 31, 2013
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 70%:
Class A	10.00%	13.60%
Class B3	9.48%	12.58%
Class C	9.63%	12.90%
Class I	10.11%	13.91%
Barclays U.S. Aggregate Index	-0.28%	2.59%
Russell 3000 Index	11.24%	16.90%
Lifestyle Allocation 70% Composite Benchmark	9.65%	13.15%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	8.92%	12.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.33%, 2.22%, 2.01% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 70%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 592 funds for the six-month period and among the 562 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

4	Legg Mason Lifestyle Series 2013 Annual Report

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 50%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 50% seeks a balance of growth of capital and income by seeking to maintain a target allocation of 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2013, Class A shares of Legg Mason Lifestyle Allocation 50%, excluding sales charges, returned 11.58%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkxi, returned 2.59%, 17.03% and 10.50%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 10.61% for the same period.

Performance Snapshot as of January 31, 2013
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 50%:
Class A	7.68%	11.58%
Class B3	7.26%	10.63%
Class C	7.33%	10.87%
Barclays U.S. Aggregate Index	-0.28%	2.59%
Russell 1000 Index	10.89%	17.03%
Lifestyle Allocation 50% Composite Benchmark	7.02%	10.50%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average[2]	7.40%	10.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2012, the gross total annual operating expense ratios for Class A, Class B and Class C shares were 1.23%, 2.14% and 1.96%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 50%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 522 funds for the six-month period and among the 469 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2013 Annual Report	5

Legg Mason Lifestyle Allocation 30%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 30% seeks income as a primary objective and long-term growth of capital as a secondary objective by seeking to maintain a target allocation of 30% of its assets in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed-income.

Performance review

For the twelve months ended January 31, 2013, Class A shares of Legg Mason Lifestyle Allocation 30%, excluding sales charges, returned 9.47%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 30% Composite Benchmarkxii, returned 2.59%, 17.03% and 7.98%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average2 returned 8.19% for the same period.

Performance Snapshot as of January 31, 2013
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 30%:
Class A	5.57%	9.47%
Class B3	5.19%	8.68%
Class C	5.38%	N/A
Class C1♦	5.24%	8.79%
Class I	5.72%	N/A
Barclays U.S. Aggregate Index	-0.28%	2.59%
Russell 1000 Index	10.89%	17.03%
Lifestyle Allocation 30% Composite Benchmark	4.50%	7.98%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average[2]	4.82%	8.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class C and Class I shares is not shown because these classes commenced operations on August 1, 2012 and March 15, 2012, respectively.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1♦ and Class I shares were 1.19%, 1.87%, 1.96%, 1.74% and 0.91%, respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 30%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 352 funds for the six-month period and among the 333 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

†	Includes expenses of the underlying funds in which the Fund invests.

6	Legg Mason Lifestyle Series 2013 Annual Report

Funds overview (cont’d)

Q. What were the leading contributors to performance?

A. Taking into account both the underlying fund returns and their weightings within the Funds, the leading contributors to absolute performance were the four large cap U.S. equity funds (Legg Mason Batterymarch U.S. Large Cap Equity Fund, Legg Mason BW Diversified Large Cap Value Fund, ClearBridge Appreciation Fund, and ClearBridge Aggressive Growth Fund) as well as Western Asset Core Plus Bond Fund.

In relative terms (i.e., relative to the Funds’ blended benchmarks), the leading contributors to performance were the Western Asset Core Plus Bond Fund, Western Asset Total Return Unconstrained Fund, and ClearBridge International All Cap Opportunity Fund.

Q. What were the leading detractors from performance?

A. All of the underlying funds had positive returns for the reporting period, so no fund detracted from performance on an absolute basis. But taking into account both the underlying fund returns and their weightings within the Funds, the funds that made the smallest positive contribution to performance were the Royce Value Fund and Legg Mason Strategic Real Return Fund.

In relative terms (i.e., relative to the Funds’ blended benchmarks), the leading detractors from performance were the Royce Value Fund, the Legg Mason Strategic Real Return Fund, and Legg Mason Batterymarch International Equity Trust.

Q. Were there any significant changes to the Funds during the reporting period?

A. There were no significant changes to the Funds during the reporting period.

Thank you for your investment in the Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Y. Wayne Lin

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Patricia Duffy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

February 14, 2013

RISKS: Mutual funds are subject to risk, including possible loss of principal. Because these Funds have exposure to both stocks and bonds through the underlying funds in which they invest, the Funds may underperform stock funds when stocks are in favor, and underperform bond funds when bonds are in favor. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Funds’ share prices. International stocks are subject to certain risks, including currency fluctuations and changes in political and economic conditions; these risks are heightened for investments in emerging markets; small and mid-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and inherently more risky than higher-rated securities.

Each Fund in the Lifestyle Series is a “fund of funds” — meaning it invests in other underlying funds. There are additional risks and other expenses associated with Funds that invest in other mutual funds rather than directly in portfolio securities. In addition to a Fund’s operating expenses, an investment will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Certain of the underlying funds may sell securities short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investment in underlying funds that invest in real estate-related securities (including real estate investment trusts) expose a fund to risk similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. In addition, some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Funds’ prospectus for a more complete discussion of these and other risks, and the Funds’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Lifestyle Series 2013 Annual Report	7

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii The	price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
ix

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

[x]

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

xi

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

xii

The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays U.S. Aggregate Index and 10% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

8	Legg Mason Lifestyle Series 2013 Annual Report

Funds at a glance (unaudited)

Legg Mason Lifestyle Allocation 85% Breakdown† (%) as of — January 31, 2013

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
11.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Energy Health Care
10.9 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
10.8 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Health Care Consumer Staples
10.4 Legg Mason Partners Equity Trust — ClearBridge International All Cap Opportunity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Materials Consumer Staples
10.2 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials
9.8 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Health Care Consumer Discretionary Consumer Staples
7.2 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.9 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Materials Information Technology Financials Energy
6.6 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples
5.2 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Industrials Information Technology Consumer Discretionary Health Care
4.3 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
3.8 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Collateralized Mortgage Obligations Consumer Discretionary Asset-Backed Securities
2.9 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Industrials Financials Telecommunication Services

Legg Mason Lifestyle Series 2013 Annual Report	9

Legg Mason Lifestyle Allocation 70% Breakdown† (%) as of — January 31, 2013

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
11.9 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
10.1 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Energy Health Care
10.1 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
10.0 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Health Care Consumer Staples
9.6 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Collateralized Mortgage Obligations Consumer Discretionary Asset-Backed Securities
9.2 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
7.2 Legg Mason Partners Equity Trust — ClearBridge International All Cap Opportunity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Materials Consumer Staples
6.9 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples
6.2 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Health Care Consumer Discretionary Consumer Staples
5.2 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
5.0 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Materials Information Technology Financials Energy
4.6 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Industrials Information Technology Consumer Discretionary Health Care
4.0 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials

10	Legg Mason Lifestyle Series 2013 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50% Breakdown† (%) as of — January 31, 2013

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
26.7 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
12.6 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Collateralized Mortgage Obligations Consumer Discretionary Asset-Backed Securities
7.2 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
7.2 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Energy Heatlth Care
7.0 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Health Care Consumer Stalpes
7.0 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.1 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials
6.0 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Industrials Financials Telecommunication Services
4.2 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
4.2 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Health Care Consumer Discretionary Consumer Staples
4.1 Legg Mason Partners Equity Trust — ClearBridge International All Cap Opportunity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Materials Consumer Staples
4.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Materials Information Technology Financials Energy
3.6 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Industrials Information Technology Consumer Discretionary Health Care

Legg Mason Lifestyle Series 2013 Annual Report	11

Legg Mason Lifestyle Allocation 30% Breakdown† (%) as of — January 31, 2013

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
41.8 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
14.7 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Collateralized Mortgage Obligations Consumer Discretionary Asset-Backed Securities
9.2 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Industrials Financials Telecommunication Services
7.2 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples
4.6 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Health Care Consumer Discretionary Consumer Staples

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
4.1 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Health Care Consumer Stalpes
4.1 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Energy Health Care
4.1 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
3.6 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Industrials Information Technology Consumer Discretionary Health Care
3.5 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Materials Information Technology Financials Energy
3.1 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials

12	Legg Mason Lifestyle Series 2013 Annual Report

Funds expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2012 and held for the six months ended January 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 85%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 85%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	11.92%	$1,000.00	$1,119.20	0.68%	$3.62	Class A	5.00%	$1,000.00	$1,021.72	0.68%	$3.46
Class B	11.40	1,000.00	1,114.00	1.55	8.24	Class B	5.00	1,000.00	1,017.34	1.55	7.86
Class C	11.55	1,000.00	1,115.50	1.24	6.59	Class C	5.00	1,000.00	1,018.90	1.24	6.29
Class I	12.07	1,000.00	1,120.70	0.30	1.60	Class I	5.00	1,000.00	1,023.63	0.30	1.53

[1]	For the six months ended January 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Lifestyle Series 2013 Annual Report	13

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2012 and held for the six months ended January 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 70%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 70%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	10.00%	$1,000.00	$1,100.00	0.62%	$3.27	Class A	5.00%	$1,000.00	$1,022.02	0.62%	$3.15
Class B	9.48	1,000.00	1,094.80	1.52	8.00	Class B	5.00	1,000.00	1,017.50	1.52	7.71
Class C	9.63	1,000.00	1,096.30	1.22	6.43	Class C	5.00	1,000.00	1,019.00	1.22	6.19
Class I	10.11	1,000.00	1,101.10	0.44	2.32	Class I	5.00	1,000.00	1,022.92	0.44	2.24

[1]	For the six months ended January 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

14	Legg Mason Lifestyle Series 2013 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2012 and held for the six months ended January 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 50%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 50%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	7.68%	$1,000.00	$1,076.80	0.57%	$2.98	Class A	5.00%	$1,000.00	$1,022.27	0.57%	$2.90
Class B	7.26	1,000.00	1,072.60	1.47	7.66	Class B	5.00	1,000.00	1,017.75	1.47	7.46
Class C	7.33	1,000.00	1,073.30	1.24	6.46	Class C	5.00	1,000.00	1,018.90	1.24	6.29

[1]	For the six months ended January 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Legg Mason Lifestyle Series 2013 Annual Report	15

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2012 and held for the six months ended January 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 30%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period		Legg Mason Lifestyle Allocation 30%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	5.57%	$1,000.00	$1,055.70	0.55%	$2.84	[4]	Class A	5.00%	$1,000.00	$1,022.37	0.55%	$2.80
Class B	5.19	1,000.00	1,051.90	1.15	5.93	[4]	Class B	5.00	1,000.00	1,019.36	1.15	5.84
Class C5	5.38	1,000.00	1,053.83	1.22	6.26	[6]	Class C	5.00	1,000.00	1,019.00	1.22	6.19
Class C1♦	5.24	1,000.00	1,052.40	1.13	5.83	[4]	Class C1♦	5.00	1,000.00	1,019.46	1.13	5.74
Class I	5.72	1,000.00	1,057.20	0.32	1.65	[4]	Class I	5.00	1,000.00	1,023.53	0.32	1.63

[1]	For the six months ended January 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 (formerly Class C) shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[5]	For the period August 1, 2012 (inception date) to January 31, 2013.

[6]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (183), then divided by 366.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

16	Legg Mason Lifestyle Series 2013 Annual Report

Funds performance (unaudited)

Legg Mason Lifestyle Allocation 85%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/13	14.81%	13.80%	14.20%	15.23%
Five Years Ended 1/31/13	3.27	2.47	2.85	N/A
Ten Years Ended 1/31/13	7.27	6.65	6.75	N/A
Inception* through 1/31/13	4.66	4.27	4.04	15.69

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/13	8.18%	8.80%	13.20%	15.23%
Five Years Ended 1/31/13	2.05	2.29	2.85	N/A
Ten Years Ended 1/31/13	6.64	6.65	6.75	N/A
Inception* through 1/31/13	4.30	4.27	4.04	15.69

Cumulative total returns
Without sales charges[1]
Class A (1/31/03 through 1/31/13)	101.66%
Class B (1/31/03 through 1/31/13)	90.29
Class C (1/31/03 through 1/31/13)	92.26
Class I (Inception date of 12/16/08 through 1/31/13)	82.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is December 16, 2008.

Legg Mason Lifestyle Series 2013 Annual Report	17

Legg Mason Lifestyle Allocation 85%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 85% vs. Benchmark Indices† — January 2003 - January 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 85% on January 31, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 85% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

18	Legg Mason Lifestyle Series 2013 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/13	13.60%	12.58%	12.90%	13.91%
Five Years Ended 1/31/13	4.23	3.42	3.74	4.46
Ten Years Ended 1/31/13	6.93	6.31	6.38	N/A
Inception* through 1/31/13	4.77	4.40	4.13	2.76

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/13	7.03%	7.58%	11.90%	13.91%
Five Years Ended 1/31/13	3.00	3.24	3.74	4.46
Ten Years Ended 1/31/13	6.30	6.31	6.38	N/A
Inception* through 1/31/13	4.40	4.40	4.13	2.76

Cumulative total returns
Without sales charges[1]
Class A (1/31/03 through 1/31/13)	95.46%
Class B (1/31/03 through 1/31/13)	84.34
Class C (1/31/03 through 1/31/13)	85.63
Class I (Inception date of 10/2/07 through 1/31/13)	15.60

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the investments of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is October 2, 2007.

Legg Mason Lifestyle Series 2013 Annual Report	19

Legg Mason Lifestyle Allocation 70%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 70% vs. Benchmark Indices† — January 2003 - January 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 70% on January 31, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 70% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

20	Legg Mason Lifestyle Series 2013 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50%

Average annual total returns	Class A	Class B	Class C
Without sales charges[1]
Twelve Months Ended 1/31/13	11.58%	10.63%	10.87%
Five Years Ended 1/31/13	5.37	4.48	4.75
Ten Years Ended 1/31/13	6.31	5.63	5.66

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/13	5.13%	5.63%	9.87%
Five Years Ended 1/31/13	4.13	4.31	4.75
Ten Years Ended 1/31/13	5.69	5.63	5.66

Cumulative total returns
Without sales charges[1]
Class A (1/31/03 through 1/31/13)	84.47%
Class B (1/31/03 through 1/31/13)	72.97
Class C (1/31/03 through 1/31/13)	73.48

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Lifestyle Series 2013 Annual Report	21

Legg Mason Lifestyle Allocation 50%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 50% vs. Benchmark Indices† — January 2003 - January 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 50% on January 31, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 50% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

22	Legg Mason Lifestyle Series 2013 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C†	Class C1♦	Class I†
Twelve Months Ended 1/31/13	9.47%	8.68%	N/A	8.79%	N/A
Five Years Ended 1/31/13	5.72	5.06	N/A	5.26	N/A
Ten Years Ended 1/31/13	6.03	5.56	N/A	5.55	N/A
Inception* through 1/31/13	5.40	5.15	5.38%	4.93	7.04%

With sales charges[2]	Class A	Class B	Class C†	Class C1♦	Class I†
Twelve Months Ended 1/31/13	4.82%	4.18%	N/A	7.79%	N/A
Five Years Ended 1/31/13	4.80	4.89	N/A	5.26	N/A
Ten Years Ended 1/31/13	5.57	5.56	N/A	5.55	N/A
Inception* through 1/31/13	5.14	5.15	4.38%	4.93	7.04%

Cumulative total returns
Without sales charges[1]
Class A (1/31/03 through 1/31/13)	79.59%
Class B (1/31/03 through 1/31/13)	71.83
Class C (Inception date of 8/1/12 through 1/31/13)	5.38
Class C1♦ (1/31/03 through 1/31/13)	71.62
Class I (Inception date of 3/15/12 through 1/31/13)	7.04

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not Annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares, Class C shares and C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, B, C, C1♦ and I shares are February 5, 1996, February 5, 1996, August 1, 2012, February 5, 1996 and March 15, 2012, respectively.

Legg Mason Lifestyle Series 2013 Annual Report	23

Legg Mason Lifestyle Allocation 30%

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of Legg Mason Lifestyle Allocation 30% vs. Benchmark Indices† — January 2003 - January 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares of Legg Mason Lifestyle Allocation 30% on January 31, 2003, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 30% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays U.S. Aggregate Index and 10% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

♦	On August 1, 2012, Class C shares were reclassified as C1 shares

24	Legg Mason Lifestyle Series 2013 Annual Report

Schedules of investments

January 31, 2013

Legg Mason Lifestyle Allocation 85%

Description			Shares	Value
Investments in Underlying Funds† — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			4,980,044	$65,089,172
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			4,507,342	72,523,139
Legg Mason Strategic Real Return Fund, Class IS Shares			3,054,744	43,988,320
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			462,928	67,754,116	*
ClearBridge Appreciation Fund, Class IS Shares			4,400,963	72,043,767
ClearBridge International All Cap Opportunity Fund, Class IS Shares			7,072,155	68,599,902
ClearBridge Mid Cap Core Fund, Class IS Shares			1,285,811	34,382,582
ClearBridge Small Cap Growth Fund, Class IS Shares			2,133,736	47,731,682	*
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			5,776,834	72,788,112
The Royce Fund — Royce Value Fund, Institutional Class Shares			3,941,114	46,111,039
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			2,455,419	28,507,409
Western Asset High Yield Fund, Class IS Shares			2,115,559	19,336,212
Western Asset Total Return Unconstrained Fund, Class IS Shares			2,394,488	25,525,242
Total Investments in Underlying Funds before Short-Term Investments (Cost — $519,329,537)				664,380,694

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $155,753,000 joint tri-party repurchase agreement dated 1/31/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,595,007; (Fully collateralized by various U.S. government agency obligations, 0.375% to 1.250% due 12/21/15 to 9/28/16; Market value — $1,626,904) (Cost — $1,595,000)	0.160%	2/1/13	$1,595,000	1,595,000
Total Investments — 100.1% (Cost — $520,924,537#)				665,975,694
Liabilities in Excess of Other Assets — (0.1)%				(967,302)
Total Net Assets — 100.0%				$665,008,392

*	Non-income producing security.

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds are available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $580,317,953.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	25

Legg Mason Lifestyle Allocation 70%

Description			Shares	Value
Investments in Underlying Funds† — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			2,165,851	$28,307,673
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			2,844,248	45,763,947
Legg Mason Strategic Real Return Fund, Class IS Shares			2,164,018	31,161,853
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			287,193	42,033,604	*
ClearBridge Appreciation Fund, Class IS Shares			2,765,102	45,264,714
ClearBridge International All Cap Opportunity Fund, Class IS Shares			3,379,311	32,779,320
ClearBridge Mid Cap Core Fund, Class IS Shares			788,584	21,086,738
ClearBridge Small Cap Growth Fund, Class IS Shares			1,056,852	23,641,776	*
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			3,639,277	45,854,887
The Royce Fund — Royce Value Fund, Institutional Class Shares			1,941,604	22,716,764
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			4,668,089	54,196,516
Western Asset High Yield Fund, Class IS Shares			1,973,245	18,035,461
Western Asset Total Return Unconstrained Fund, Class IS Shares			4,116,398	43,880,806
Total Investments in Underlying Funds before Short-Term Investments (Cost — $355,020,913)				454,724,059

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $155,753,000 joint tri-party repurchase agreement dated 1/31/13 with Deutche Bank Securities Inc.; Proceeds at maturity — $1,143,005; (Fully collateralized by various U.S. government agency obligations, 0.375% to 1.250% due 12/21/15 to 9/28/16; Market value — $1,165,863) (Cost — $1,143,000)	0.160%	2/1/13	$1,143,000	1,143,000
Total Investments — 100.1% (Cost — $356,163,913#)				455,867,059
Liabilities in Excess of Other Assets — (0.1)%				(669,986)
Total Net Assets — 100.0%				$455,197,073

*	Non-income producing security.

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds are available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $389,252,820.

See Notes to Financial Statements.

26	Legg Mason Lifestyle Series 2013 Annual Report

Schedules of investments (cont’d)

January 31, 2013

Legg Mason Lifestyle Allocation 50%

Description			Shares	Value
Investments in Underlying Funds† — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			917,219	$11,988,047
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			1,274,808	20,511,667
Legg Mason Strategic Real Return Fund, Class IS Shares			1,389,185	20,004,269
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			119,856	17,542,071	*
ClearBridge Appreciation Fund, Class IS Shares			1,228,289	20,107,086
ClearBridge International All Cap Opportunity Fund, Class IS Shares			1,205,413	11,692,505
ClearBridge Mid Cap Core Fund, Class IS Shares			381,957	10,213,539
ClearBridge Small Cap Growth Fund, Class IS Shares			536,332	11,997,753	*
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			1,622,084	20,438,262
The Royce Fund — Royce Value Fund, Institutional Class Shares			993,882	11,628,415
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			6,561,667	76,180,957
Western Asset High Yield Fund, Class IS Shares			1,876,099	17,147,543
Western Asset Total Return Unconstrained Fund, Class IS Shares			3,365,540	35,876,662
Total Investments in Underlying Funds before Short-Term Investments (Cost — $229,881,963)				285,328,776

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $155,753,000 joint tri-party repurchase agreement dated 1/31/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $656,003; (Fully collateralized by various U.S. government agency obligations, 0.375% to 1.250% due 12/21/15 to 9/28/16; Market value — $669,121) (Cost — $656,000)	0.160%	2/1/13	$656,000	656,000
Total Investments — 100.1% (Cost — $230,537,963#)				285,984,776
Liabilities in Excess of Other Assets — (0.1)%				(265,023)
Total Net Assets — 100.0%				$285,719,753

*	Non-income producing security.

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds are available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $250,586,535.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	27

Legg Mason Lifestyle Allocation 30%

Description			Shares	Value
Investments in Underlying Funds† — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			524,211	$6,851,443
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			373,706	6,012,931
Legg Mason Strategic Real Return Fund, Class IS Shares			733,382	10,560,696
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			31,158	4,560,309	*
ClearBridge Appreciation Fund, Class IS Shares			372,272	6,094,098
ClearBridge Mid Cap Core Fund, Class IS Shares			199,149	5,325,232
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			478,758	6,032,351
The Royce Fund — Royce Value Fund, Institutional Class Shares			446,734	5,226,785
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			5,307,802	61,623,576
Western Asset High Yield Fund, Class IS Shares			1,477,547	13,504,777
Western Asset Total Return Unconstrained Fund, Class IS Shares			2,038,173	21,726,927
Total Investments in Underlying Funds before Short-Term Investments (Cost — $122,794,833)				147,519,125

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $155,753,000 joint tri-party repurchase agreement dated 1/31/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $261,001; (Fully collateralized by various U.S. government agency obligations, 0.375% to 1.250% due 12/21/15 to 9/28/16; Market value — $266,221) (Cost — $261,000)	0.160%	2/1/13	$261,000	261,000
Total Investments — 100.2% (Cost — $123,055,833#)				147,780,125
Liabilities in Excess of Other Assets — (0.2)%				(302,877)
Total Net Assets — 100.0%				$147,477,248

*	Non-income producing security.

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds are available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $132,965,206.

See Notes to Financial Statements.

28	Legg Mason Lifestyle Series 2013 Annual Report

Statements of assets and liabilities

January 31, 2013

	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Assets:
Investments, at cost	$520,924,537	$356,163,913
Investments, at value	665,975,694	455,867,059
Cash	459	914
Receivable for Underlying Funds sold	386,744	71,173
Receivable for Fund shares sold	250,153	281,168
Receivable from investment manager	—	77
Prepaid expenses	34,169	30,042
Total Assets	666,647,219	456,250,433

Liabilities:
Payable for Fund shares repurchased	492,657	344,182
Service and/or distribution fees payable	198,539	135,294
Payable due to manager	12,304	—
Payable for Underlying Funds purchased	—	56,780
Accrued expenses	935,327	517,104
Total Liabilities	1,638,827	1,053,360
Total Net Assets	$665,008,392	$455,197,073

Net Assets:
Par value (Note 7)	$453	$316
Paid-in capital in excess of par value	592,963,874	431,638,393
Undistributed net investment income	285,498	572,570
Accumulated net realized loss on Underlying Funds	(73,292,590)	(76,717,352)
Net unrealized appreciation on Underlying Funds	145,051,157	99,703,146
Total Net Assets	$665,008,392	$455,197,073

Shares Outstanding:
Class A	38,504,337	27,156,222
Class B	5,574,609	3,087,957
Class C	1,153,086	1,256,886
Class I	34,064	61,056

Net Asset Value:
Class A (and redemption price)	$14.81	$14.39
Class B*	$14.00	$14.64
Class C*	$14.16	$14.62
Class I (and redemption price)	$14.77	$14.31
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 5.75%, respectively)	$15.71	$15.27

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	29

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Assets:
Investments, at cost	$230,537,963	$123,055,833
Investments, at value	285,984,776	147,780,125
Cash	971	103
Receivable for Underlying Funds sold	35,311	13,804
Receivable for Fund shares sold	251,301	77,099
Receivable from investment manager	—	11
Prepaid expenses	27,118	36,741
Total Assets	286,299,477	147,907,883

Liabilities:
Payable for Fund shares repurchased	130,355	233,665
Service and/or distribution fees payable	85,653	38,407
Payable due to manager	—	—
Payable for Underlying Funds purchased	82,132	23,649
Accrued expenses	281,584	134,914
Total Liabilities	579,724	430,635
Total Net Assets	$285,719,753	$147,477,248

Net Assets:
Par value (Note 7)	$215	$118
Paid-in capital in excess of par value	267,554,796	144,534,450
Undistributed net investment income	1,116,707	327,703
Accumulated net realized loss on Underlying Funds	(38,398,778)	(22,109,315)
Net unrealized appreciation on Underlying Funds	55,446,813	24,724,292
Total Net Assets	$285,719,753	$147,477,248

Shares Outstanding:
Class A	18,575,382	10,396,742
Class B	1,906,373	921,308
Class C	1,027,003	23,610
Class C1♦	—	396,547
Class I	—	11,860

Net Asset Value:
Class A (and redemption price)	$13.23	$12.53
Class B*	$13.62	$12.76
Class C*	$13.65	$12.50
Class C1♦*	—	$12.74
Class I (and redemption price)	—	$12.52
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 4.25%, respectively)	$14.04	$13.09

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B, Class C and Class C1 (formerly Class C) shares reduced by a 5.00%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Legg Mason Lifestyle Series 2013 Annual Report

Statements of operations

For the Year Ended January 31, 2013

	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Investment Income:
Income distributions from Underlying Funds	$10,983,730	$8,695,909
Interest	2,572	1,809
Total Investment Income	10,986,302	8,697,718

Expenses:
Transfer agent fees (Note 5)	2,547,436	1,364,990
Service and/or distribution fees (Notes 2 and 5)	2,316,785	1,607,697
Shareholder reports	103,400	79,223
Registration fees	69,909	63,271
Trustees’ fees	47,720	33,958
Audit and tax	35,537	30,799
Fund accounting fees	28,027	28,027
Insurance	14,684	10,572
Legal fees	6,163	13,312
Custody fees	539	580
Miscellaneous expenses	5,405	4,121
Total Expenses	5,175,605	3,236,550
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,357)	(107)
Net Expenses	5,173,248	3,236,443
Net Investment Income	5,813,054	5,461,275

Realized and Unrealized Gain (Loss) on Underlying Funds and Capital Gain Distribution from Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of Underlying Funds	(5,569,567)	(2,185,296)
Capital gain distributions from Underlying Funds	8,580,729	5,068,057
Net Realized Gain	3,011,162	2,882,761
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	79,218,607	47,991,382
Net Gain on Underlying Funds and Capital Gain Distribution from Underlying Funds	82,229,769	50,874,143
Increase in Net Assets from Operations	$88,042,823	$56,335,418

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	31

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Investment Income:
Income distributions from Underlying Funds	$6,661,927	$4,253,993
Interest	1,121	425
Total Investment Income	6,663,048	4,254,418

Expenses:
Transfer agent fees (Note 2)	690,267	283,224
Service and/or distribution fees (Notes 2 and 5)	1,014,755	453,959
Shareholder reports	45,363	26,154
Registration fees	59,776	66,889
Trustees’ fees	21,221	10,962
Audit and tax	29,428	28,127
Fund accounting fees	27,540	14,750
Insurance	7,414	4,266
Legal fees	14,252	16,671
Custody fees	492	135
Miscellaneous expenses	3,662	4,281
Total Expenses	1,914,170	909,418
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	—	(15)
Net Expenses	1,914,170	909,403
Net Investment Income	4,748,878	3,345,015

Realized and Unrealized Gain on Underlying Funds and Capital Gain Distribution from Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of Underlying Funds	2,219,663	1,045,988
Capital gain distributions from Underlying Funds	2,392,078	817,862
Net Realized Gain	4,611,741	1,863,850
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	21,262,214	7,809,127
Net Gain on Underlying Funds and Capital Gain Distribution from Underlying Funds	25,873,955	9,672,977
Increase in Net Assets from Operations	$30,622,833	$13,017,992

See Notes to Financial Statements.

32	Legg Mason Lifestyle Series 2013 Annual Report

Statements of changes in net assets

Legg Mason Lifestyle Allocation 85%

For the Years Ended January 31,	2013	2012

Operations:
Net investment income	$5,813,054	$5,835,012
Net realized gain	3,011,162	5,632,667
Change in net unrealized appreciation (depreciation)	79,218,607	(18,283,730)
Increase (Decrease) in Net Assets From Operations	88,042,823	(6,816,051)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,126,126)	(5,500,033)
Decrease in Net Assets From Distributions to Shareholders	(7,126,126)	(5,500,033)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	52,637,492	65,906,249
Reinvestment of distributions	7,101,624	5,484,184
Cost of shares repurchased	(113,499,403)	(116,330,564)
Net assets of shares issued in connection with merger (Note 8)	—	96,063,151
Increase (Decrease) in Net Assets From Fund Share Transactions	(53,760,287)	51,123,020
Increase in Net Assets	27,156,410	38,806,936

Net Assets:
Beginning of year	637,851,982	599,045,046
End of year*	$665,008,392	$637,851,982
* Includes undistributed net investment income of:	$285,498	$250,254

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	33

Legg Mason Lifestyle Allocation 70%

For the Years Ended January 31,	2013	2012

Operations:
Net investment income	$5,461,275	$5,827,570
Net realized gain (loss)	2,882,761	(10,012,460)
Change in net unrealized appreciation (depreciation)	47,991,382	8,689,316
Increase in Net Assets From Operations	56,335,418	4,504,426

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,398,376)	(5,850,055)
Decrease in Net Assets From Distributions to Shareholders	(6,398,376)	(5,850,055)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	37,084,932	50,846,992
Reinvestment of distributions	6,375,403	5,828,223
Cost of shares repurchased	(85,918,256)	(88,577,468)
Decrease in Net Assets From Fund Share Transactions	(42,457,921)	(31,902,253)
Increase (Decrease) in Net Assets	7,479,121	(33,247,882)

Net Assets:
Beginning of year	447,717,952	480,965,834
End of year*	$455,197,073	$447,717,952
* Includes undistributed net investment income of:	$572,570	$644,705

See Notes to Financial Statements.

34	Legg Mason Lifestyle Series 2013 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Lifestyle Allocation 50%

For the Years Ended January 31,	2013	2012

Operations:
Net investment income	$4,748,878	$5,293,810
Net realized gain	4,611,741	5,796,293
Change in net unrealized appreciation (depreciation)	21,262,214	(4,225,290)
Increase in Net Assets From Operations	30,622,833	6,864,813

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,393,272)	(5,170,019)
Decrease in Net Assets From Distributions to Shareholders	(4,393,272)	(5,170,019)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	34,594,034	43,379,774
Reinvestment of distributions	4,365,650	5,137,670
Cost of shares repurchased	(61,599,238)	(72,009,809)
Decrease in Net Assets From Fund Share Transactions	(22,639,554)	(23,492,365)
Increase (Decrease) in Net Assets	3,590,007	(21,797,571)

Net Assets:
Beginning of year	282,129,746	303,927,317
End of year*	$285,719,753	$282,129,746
* Includes undistributed net investment income of:	$1,116,707	$355,916

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	35

Legg Mason Lifestyle Allocation 30%

For the Years Ended January 31,	2013	2012

Operations:
Net investment income	$3,345,015	$3,631,266
Net realized gain	1,863,850	2,711,496
Change in net unrealized appreciation (depreciation)	7,809,127	(1,262,765)
Increase in Net Assets From Operations	13,017,992	5,079,997

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,320,172)	(3,670,008)
Decrease in Net Assets From Distributions to Shareholders	(3,320,172)	(3,670,008)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	24,099,549	28,735,071
Reinvestment of distributions	3,305,331	3,650,421
Cost of shares repurchased	(35,527,419)	(37,606,451)
Decrease in Net Assets From Fund Share Transactions	(8,122,539)	(5,220,959)
Increase (Decrease) in Net Assets	1,575,281	(3,810,970)

Net Assets:
Beginning of year	145,901,967	149,712,937
End of year*	$147,477,248	$145,901,967
* Includes undistributed net investment income of:	$327,703	$166,635

See Notes to Financial Statements.

36	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011	2010		2009

Net asset value, beginning of year	$13.06	$13.20	$11.02	$8.26		$15.00

Income (loss) from operations:
Net investment income	0.14	0.14 [2]	0.12 [2]	0.17	[2]	0.20	[2]
Net realized and unrealized gain (loss)	1.78	(0.15)	2.19	2.77		(5.57)
Total income (loss) from operations	1.92	(0.01)	2.31	2.94		(5.37)

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.13)	(0.18)		(0.18)
Net realized gains	—	—	—	—		(1.19)
Total distributions	(0.17)	(0.13)	(0.13)	(0.18)		(1.37)

Net asset value, end of year	$14.81	$13.06	$13.20	$11.02		$8.26
Total return[3]	14.81%	(0.04)%	20.97%[4]	35.53%		(37.58)%

Net assets, end of year (000s)	$570,110	$535,123	$495,922	$424,907		$317,256

Ratios to average net assets:
Gross expenses[5]	0.69%	0.68%	0.73%	0.79%		0.79%
Net expenses[5,6,7]	0.69	0.68	0.73	0.77	[8]	0.73	[8]
Net investment income	1.04	1.07 [2]	1.02 [2]	1.66	[2]	1.64	[2]

Portfolio turnover rate	11%	36%	14%	15%		41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 20.79%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	37

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.36	$12.50	$10.44	$7.83	$14.32

Income (loss) from operations:
Net investment income	0.01	0.02 [2]	0.02 [2]	0.08 [2]	0.09 [2]
Net realized and unrealized gain (loss)	1.69	(0.13)	2.07	2.62	(5.28)
Proceeds from settlement of a regulatory matter	—	—	0.03	—	—
Total income (loss) from operations	1.70	(0.11)	2.12	2.70	(5.19)

Less distributions from:
Net investment income	(0.06)	(0.03)	(0.06)	(0.09)	(0.11)
Net realized gains	—	—	—	—	(1.19)
Total distributions	(0.06)	(0.03)	(0.06)	(0.09)	(1.30)

Net asset value, end of year	$14.00	$12.36	$12.50	$10.44	$7.83
Total return[3]	13.80%	(0.88)%	20.29%[4]	34.45%	(38.07)%

Net assets, end of year (000s)	$78,066	$86,735	$88,768	$84,327	$70,232

Ratios to average net assets:
Gross expenses[5]	1.55%	1.59%	1.59%	1.62%	1.63%
Net expenses[5,6,7,8]	1.55	1.52	1.55	1.51	1.52
Net investment income	0.10	0.17 [2]	0.16 [2]	0.87 [2]	0.79 [2]

Portfolio turnover rate	11%	36%	14%	15%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 19.81%. Class B received $226,269 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.50	$12.64	$10.55	$7.92	$14.46

Income (loss) from operations:
Net investment income	0.06	0.06 [2]	0.05 [2]	0.11 [2]	0.13 [2]
Net realized and unrealized gain (loss)	1.71	(0.14)	2.10	2.65	(5.34)
Proceeds from settlement of a regulatory matter	—	—	0.06	—	—
Total income (loss) from operations	1.77	(0.08)	2.21	2.76	(5.21)

Less distributions from:
Net investment income	(0.11)	(0.06)	(0.12)	(0.13)	(0.14)
Net realized gains	—	—	—	—	(1.19)
Total distributions	(0.11)	(0.06)	(0.12)	(0.13)	(1.33)

Net asset value, end of year	$14.16	$12.50	$12.64	$10.55	$7.92
Total return[3]	14.20%	(0.61)%	20.96%[4]	34.84%	(37.85)%

Net assets, end of year (000s)	$16,329	$15,640	$14,142	$12,733	$11,147

Ratios to average net assets:
Gross expenses[5]	1.24%	1.25%	1.27%	1.18%	1.15%
Net expenses[5,6,7]	1.24	1.25	1.27	1.18	1.15
Net investment income	0.47	0.49 [2]	0.45 [2]	1.18 [2]	1.08 [2]

Portfolio turnover rate	11%	36%	14%	15%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 20.20%. Class C received $69,830 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	39

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011		2010		2009[2]

Net asset value, beginning of year	$13.03	$13.16	$10.99		$8.26		$8.82

Income (loss) from operations:
Net investment income	0.23	0.15 [3]	0.22	[3]	0.28	[3]	0.09	[3]
Net realized and unrealized gain (loss)	1.74	(0.12)	2.14		2.69		(0.47)
Total income (loss) from operations	1.97	0.03	2.36		2.97		(0.38)

Less distributions from:
Net investment income	(0.23)	(0.16)	(0.19)		(0.24)		(0.18)
Total distributions	(0.23)	(0.16)	(0.19)		(0.24)		(0.18)

Net asset value, end of year	$14.77	$13.03	$13.16		$10.99		$8.26
Total return[4]	15.23%	0.30%	21.51%[5]		35.87%		(4.37)%

Net assets, end of year (000s)	$503	$354	$213		$8		$1

Ratios to average net assets:
Gross expenses[6]	0.28%	0.38%	0.32%		0.80%		5.84%[7]
Net expenses[6,8,9]	0.28	0.38	0.27	[10]	0.25	[10]	0.53	[7,10]
Net investment income	1.64	1.16 [3]	1.82	[3]	2.69	[3]	8.99	[3,7]

Portfolio turnover rate	11%	36%	14%		15%		41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 16, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 21.33%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.87	$12.90	$11.02	$8.35	$12.96

Income (loss) from operations:
Net investment income	0.18	0.18 [2]	0.19 [2]	0.26 [2]	0.27	[2]
Net realized and unrealized gain (loss)	1.56	(0.02)	1.90	2.67	(4.59)
Total income (loss) from operations	1.74	0.16	2.09	2.93	(4.32)

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.21)	(0.26)	(0.29)
Total distributions	(0.22)	(0.19)	(0.21)	(0.26)	(0.29)

Net asset value, end of year	$14.39	$12.87	$12.90	$11.02	$8.35
Total return[3]	13.60%	1.27%	19.00%[4]	35.13%	(33.50)%

Net assets, end of year (000s)	$390,747	$376,974	$393,408	$350,121	$270,592

Ratios to average net assets:
Gross expenses[5]	0.60%	0.57%	0.63%	0.70%	0.64%
Net expenses5,6,[7]	0.60	0.57	0.63	0.70	0.64	[8]
Net investment income	1.35	1.43 [2]	1.59 [2]	2.61 [2]	2.43	[2]

Portfolio turnover rate	12%	32%	17%	17%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 18.82%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012	2011		2010		2009

Net asset value, beginning of year	$13.08	$13.10	$11.19		$8.46		$13.12

Income (loss) from operations:
Net investment income	0.05	0.06 [2]	0.08	[2]	0.18	[2]	0.18	[2]
Net realized and unrealized gain (loss)	1.59	(0.01)	1.91		2.71		(4.63)
Proceeds from settlement of a regulatory matter	—	—	0.05		—		—
Total income (loss) from operations	1.64	0.05	2.04		2.89		(4.45)

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.13)		(0.16)		(0.21)
Total distributions	(0.08)	(0.07)	(0.13)		(0.16)		(0.21)

Net asset value, end of year	$14.64	$13.08	$13.10		$11.19		$8.46
Total return[3]	12.58%	0.40%	18.29%[4]		34.17%		(34.06)%

Net assets, end of year (000s)	$45,205	$53,585	$69,294		$68,651		$59,592

Ratios to average net assets:
Gross expenses[5]	1.52%	1.46%	1.49%		1.58%		1.47%
Net expenses[5,6,7]	1.52	1.46	1.48	[8]	1.52	[8]	1.46	[8]
Net investment income	0.35	0.47 [2]	0.71	[2]	1.75	[2]	1.54	[2]

Portfolio turnover rate	12%	32%	17%		17%		31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 17.66%. Class B received $266,096 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$13.08	$13.10	$11.19	$8.47	$13.12

Income (loss) from operations:
Net investment income	0.10	0.10 [2]	0.12 [2]	0.21 [2]	0.22 [2]
Net realized and unrealized gain (loss)	1.58	(0.02)	1.91	2.72	(4.63)
Proceeds from settlement of a regulatory matter	—	—	0.05	—	—
Total income (loss) from operations	1.68	0.08	2.08	2.93	(4.41)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.17)	(0.21)	(0.24)
Total distributions	(0.14)	(0.10)	(0.17)	(0.21)	(0.24)

Net asset value, end of year	$14.62	$13.08	$13.10	$11.19	$8.47
Total return[3]	12.90%	0.65%	18.67%[4]	34.55%	(33.76)%

Net assets, end of year (000s)	$18,371	$16,657	$18,060	$17,028	$15,232

Ratios to average net assets:
Gross expenses[5]	1.22%	1.25%	1.24%	1.17%	1.11%
Net expenses[5,6,7]	1.22	1.25	1.24	1.17	1.11
Net investment income	0.74	0.76 [2]	0.97 [2]	2.08 [2]	1.88 [2]

Portfolio turnover rate	12%	32%	17%	17%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 18.03%. Class C received $75,228 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	43

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2013	2012	2011		2010		2009

Net asset value, beginning of year	$12.80	$12.85	$11.00		$8.33		$12.94

Income (loss) from operations:
Net investment income	0.23	0.23 [2]	0.26	[2]	0.29	[2]	0.29	[2]
Net realized and unrealized gain (loss)	1.54	(0.04)	1.84		2.67		(4.60)
Total income (loss) from operations	1.77	0.19	2.10		2.96		(4.31)

Less distributions from:
Net investment income	(0.26)	(0.24)	(0.25)		(0.29)		(0.30)
Total distributions	(0.26)	(0.24)	(0.25)		(0.29)		(0.30)

Net asset value, end of year	$14.31	$12.80	$12.85		$11.00		$8.33
Total return[3]	13.91%	1.56%	19.19%[4]		35.58%		(33.47)%

Net assets, end of year (000s)	$874	$502	$204		$43		$25

Ratios to average net assets:
Gross expenses[5]	0.36%	0.34%	0.31%		0.48%		0.93%
Net expenses[5,6,7]	0.35 [8]	0.34	0.31	[8]	0.44	[8]	0.55	[8]
Net investment income	1.71	1.84 [2]	2.18	[2]	2.92	[2]	2.63	[2]

Portfolio turnover rate	12%	32%	17%		17%		31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 19.01%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011	2010		2009

Net asset value, beginning of year	$12.06	$11.97	$10.55	$8.20		$12.10

Income (loss) from operations:
Net investment income	0.23	0.23 [2]	0.28 [2]	0.38	[2]	0.37 [2]
Net realized and unrealized gain (loss)	1.16	0.09	1.45	2.38		(3.57)
Total income (loss) from operations	1.39	0.32	1.73	2.76		(3.20)

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.31)	(0.41)		(0.34)
Net realized gains	—	—	—	—		(0.36)
Total distributions	(0.22)	(0.23)	(0.31)	(0.41)		(0.70)

Net asset value, end of year	$13.23	$12.06	$11.97	$10.55		$8.20
Total return[3]	11.58%	2.76%	16.59%	34.37%		(27.69)%

Net assets, end of year (000s)	$245,746	$238,181	$249,807	$222,590		$172,244

Ratios to average net assets:
Gross expenses[4]	0.55%	0.53%	0.54%	0.60%		0.56%
Net expenses[4,5,6]	0.55	0.53	0.54	0.59	[7]	0.56
Net investment income	1.81	1.97 [2]	2.49 [2]	3.96	[2]	3.57 [2]

Portfolio turnover rate	13%	31%	21%	22%		32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	45

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012	2011	2010		2009

Net asset value, beginning of year	$12.40	$12.30	$10.84	$8.41		$12.40

Income (loss) from operations:
Net investment income	0.11	0.12 [2]	0.18 [2]	0.29	[2]	0.29 [2]
Net realized and unrealized gain (loss)	1.20	0.10	1.49	2.46		(3.67)
Proceeds from settlement of a regulatory matter	—	—	0.02	—		—
Total income (loss) from operations	1.31	0.22	1.69	2.75		(3.38)

Less distributions from:
Net investment income	(0.09)	(0.12)	(0.23)	(0.32)		(0.25)
Net realized gains	—	—	—	—		(0.36)
Total distributions	(0.09)	(0.12)	(0.23)	(0.32)		(0.61)

Net asset value, end of year	$13.62	$12.40	$12.30	$10.84		$8.41
Total return[3]	10.63%	1.82%	15.72%[4]	33.27%		(28.35)%

Net assets, end of year (000s)	$25,957	$31,325	$40,926	$41,369		$36,012

Ratios to average net assets:
Gross expenses[5]	1.48%	1.44%	1.43%	1.50%		1.40%
Net expenses[5,6,7]	1.48	1.44	1.43	1.48	[8]	1.40
Net investment income	0.83	1.00 [2]	1.57 [2]	3.03	[2]	2.67 [2]

Portfolio turnover rate	13%	31%	21%	22%		32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.54%. Class B received $85,925 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

46	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.43	$12.33	$10.87	$8.44	$12.43

Income (loss) from operations:
Net investment income	0.15	0.15 [2]	0.20 [2]	0.32 [2]	0.31 [2]
Net realized and unrealized gain (loss)	1.20	0.09	1.48	2.46	(3.67)
Proceeds from settlement of a regulatory matter	—	—	0.05	—	—
Total income (loss) from operations	1.35	0.24	1.73	2.78	(3.36)

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.27)	(0.35)	(0.27)
Net realized gains	—	—	—	—	(0.36)
Total distributions	(0.13)	(0.14)	(0.27)	(0.35)	(0.63)

Net asset value, end of year	$13.65	$12.43	$12.33	$10.87	$8.44
Total return[3]	10.87%	2.01%	16.13%[4]	33.54%	(28.09)%

Net assets, end of year (000s)	$14,017	$12,624	$13,194	$13,701	$12,103

Ratios to average net assets:
Gross expenses[5]	1.26%	1.26%	1.27%	1.20%	1.14%
Net expenses[5,6,7]	1.26	1.26	1.27	1.20	1.14
Net investment income	1.14	1.26 [2]	1.73 [2]	3.30 [2]	2.84 [2]

Portfolio turnover rate	13%	31%	21%	22%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.66%. Class C received $54,973 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	47

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011		2010	2009

Net asset value, beginning of year	$11.72	$11.61	$10.60		$8.40	$11.44

Income (loss) from operations:
Net investment income	0.29	0.30 [2]	0.41	[2]	0.52 [2]	0.47	[2]
Net realized and unrealized gain (loss)	0.81	0.11	0.97		2.20	(3.01)
Total income (loss) from operations	1.10	0.41	1.38		2.72	(2.54)

Less distributions from:
Net investment income	(0.29)	(0.30)	(0.37)		(0.52)	(0.50)
Total distributions	(0.29)	(0.30)	(0.37)		(0.52)	(0.50)

Net asset value, end of year	$12.53	$11.72	$11.61		$10.60	$8.40
Total return[3]	9.47%	3.63%	13.22%		32.98%	(22.69)%

Net assets, end of year (000s)	$130,226	$126,014	$126,222		$80,223	$63,539

Ratios to average net assets:
Gross expenses[4]	0.54%	0.56%	0.57%[5]		0.63%	0.62%
Net expenses[4,6,7]	0.54	0.56	0.57	[5]	0.63	0.62	[8]
Net investment income	2.37	2.57 [2]	3.66	[2]	5.41 [2]	4.63	[2]

Portfolio turnover rate	16%	33%	32%		26%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sale charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and next expense ratios would both have been 0.55%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012		2011		2010		2009

Net asset value, beginning of year	$11.93	$11.82		$10.78		$8.54		$11.62

Income (loss) from operations:
Net investment income	0.20	0.22	[2]	0.34	[2]	0.46	[2]	0.42	[2]
Net realized and unrealized gain (loss)	0.83	0.12		1.00		2.23		(3.06)
Proceeds from settlement of a regulatory matter	—	—		0.01		—		—
Total income (loss) from operations	1.03	0.34		1.35		2.69		(2.64)

Less distributions from:
Net investment income	(0.20)	(0.23)		(0.31)		(0.45)		(0.44)
Total distributions	(0.20)	(0.23)		(0.31)		(0.45)		(0.44)

Net asset value, end of year	$12.76	$11.93		$11.82		$10.78		$8.54
Total return[3]	8.68%	2.89%		12.69%[4]		32.09%		(23.11)%

Net assets, end of year (000s)	$11,756	$14,589		$18,075		$13,528		$11,881

Ratios to average net assets:
Gross expenses[5]	1.21%	1.24%		1.21%[6]		1.28%		1.16%
Net expenses[5,7,8]	1.21	1.23	[9]	1.21	[6]	1.27	[9]	1.16	[9]
Net investment income	1.65	1.87	[2]	2.99	[2]	4.73	[2]	4.03	[2]

Portfolio turnover rate	16%	33%		32%		26%		37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.59%. Class B received $15,834 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	49

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2013[2]

Net asset value, beginning of period	$12.02

Income (loss) from operations:
Net investment income	0.16
Net realized and unrealized gain	0.48
Total income from operations	0.64

Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$12.50
Total return[3]	5.38%

Net assets, end of period (000s)	$295

Ratios to average net assets:
Gross expenses[4,5]	1.22%
Net expenses[4,5,6,7]	1.22
Net investment income[5]	2.69

Portfolio turnover rate	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to January 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

50	Legg Mason Lifestyle Series 2013 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C1♦ Shares[1]	2013	2012	2011		2010		2009

Net asset value, beginning of year	$11.92	$11.80	$10.76		$8.52		$11.60

Income (loss) from operations:
Net investment income	0.22	0.24 [2]	0.34	[2]	0.48	[2]	0.43 [2]
Net realized and unrealized gain (loss)	0.82	0.12	1.00		2.23		(3.05)
Proceeds from settlement of a regulatory matter	—	—	0.04		—		—
Total income (loss) from operations	1.04	0.36	1.38		2.71		(2.62)

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.34)		(0.47)		(0.46)
Total distributions	(0.22)	(0.24)	(0.34)		(0.47)		(0.46)

Net asset value, end of year	$12.74	$11.92	$11.80		$10.76		$8.52
Total return[3]	8.79%	3.08%	13.05%[4]		32.37%		(22.99)%

Net assets, end of year (000s)	$5,052	$5,299	$5,416		$3,585		$2,842

Ratios to average net assets:
Gross expenses[5]	1.10%	1.11%	1.17%[6]		1.16%		0.97%
Net expenses[5,7,8]	1.10	1.11	1.17	[6,9]	1.15	[9]	0.97
Net investment income	1.79	2.02 [2]	3.02	[2]	4.92	[2]	4.11 [2]

Portfolio turnover rate	16%	33%	32%		26%		37%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.66%. Class C received $13,122 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.15%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2013 Annual Report	51

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2013[2]

Net asset value, beginning of period	$12.01

Income from operations:
Net investment income	0.31
Net realized and unrealized gain	0.52
Total income from operations	0.83

Less distributions from:
Net investment income	(0.32)
Total distributions	(0.32)

Net asset value, end of period	$12.52
Total return[3]	7.04%

Net assets, end of period (000s)	$148

Ratios to average net assets:
Gross expenses[4,5]	0.34%
Net expenses[4,5,6,7,8]	0.33
Net investment income[5]	2.87

Portfolio turnover rate	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 15, 2012 (inception date) to January 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

52	Legg Mason Lifestyle Series 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Lifestyle Allocation 85% (“Allocation 85%”), Legg Mason Lifestyle Allocation 70% (“Allocation 70%”), Legg Mason Lifestyle Allocation 50% (“Allocation 50%”), and Legg Mason Lifestyle Allocation 30% (“Allocation 30%”) (collectively, the “Funds”) are separate non-diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights of the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

Legg Mason Lifestyle Series 2013 Annual Report	53

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Each Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Allocation 85%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$664,380,694	—	—	$664,380,694
Short-term investments†	—	$1,595,000	—	1,595,000
Total investments	$664,380,694	$1,595,000	—	$665,975,694

†	See Schedules of Investments for additional detailed categorizations.

Allocation 70%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$454,724,059	—	—	$454,724,059
Short-term investments†	—	$1,143,000	—	1,143,000
Total investments	$454,724,059	$1,143,000	—	$455,867,059

†	See Schedules of Investments for additional detailed categorizations.

Allocation 50%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$285,328,776	—	—	$285,328,776
Short-term investments†	—	$656,000	—	656,000
Total investments	$285,328,776	$656,000	—	$285,984,776

†	See Schedules of Investments for additional detailed categorizations.

54	Legg Mason Lifestyle Series 2013 Annual Report

Notes to financial statements (cont’d)

Allocation 30%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$147,519,125	—	—	$147,519,125
Short-term investments†	—	$261,000	—	261,000
Total investments	$147,519,125	$261,000	—	$147,780,125

†	See Schedules of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Fund of funds risk. Your cost of investing in the Funds, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Funds’ approval, which could force the Funds to withdraw their investments from such underlying fund at a time that is unfavorable to the Funds. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. The Allocation 85% and Allocation 70% Funds distribute net investment income and capital gains, if any, at least annually. The Allocation 50% and Allocation 30% Funds distribute net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash on deposit with the bank.

(h) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Legg Mason Lifestyle Series 2013 Annual Report	55

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Funds had the following reclassifications:

Fund		Undistributed Net Investment Income	Accumulated Net Realized Losses
Allocation 85%	(a)	$1,348,316	$(1,348,316)
Allocation 70%	(a)	864,966	(864,966)
Allocation 50%	(a)	405,185	(405,185)
Allocation 30%	(a)	136,225	(136,225)

(a)	Reclassifications are primarily due to Short-term Capital Gains from Underlying Funds treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages each Fund’s cash and short-term instruments. LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Under the investment management agreement, the Funds do not pay a management fee.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds, except for the management of cash and short-term instruments, which is provided by Western Asset.

In addition, the Funds indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administration fees ranged from 0.40% to 1.00% of the average daily net assets of the Underlying Funds.

As a result of expense limitation arrangements between the Funds and LMPFA, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Allocation 85%, Allocation 70% and Allocation 50% Funds’ Class A, Class B and Class C shares will not exceed 0.80%, 1.55% and 1.55%, respectively. Additionally, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 85% and Allocation 70% Funds’ Class I shares will not exceed 0.55%. Also, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 30% Fund’s Class A, Class B, Class C (new Class C shares are available for purchase effective August 1, 2012), Class C1 (on August 1, 2012, Class C shares were reclassified as Class C1 shares) and Class I shares will not exceed 0.80%, 1.30%, 1.55%, 1.25% and 0.55%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended January 31, 2013, the Allocation 85%, Allocation 70% and Allocation 30% Funds were reimbursed for expenses in the amounts of $2,357, $107 and $15, respectively.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of each Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as each Fund’s sole and exclusive distributor.

56	Legg Mason Lifestyle Series 2013 Annual Report

Notes to financial statements (cont’d)

For Allocation 85%, Allocation 70% and Allocation 50%, there is a maximum initial sales charge of 5.75% for Class A shares. For Allocation 30%, there is a maximum initial sales charge of 4.25% for Class A shares. Allocation 85%, Allocation 70%, and Allocation 50% have a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Allocation 30% has a CDSC of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (new Class C shares for Allocation 30% are available for purchase effective August 1, 2012) and Class C1 shares (formerly Class C) of Allocation 30% have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012.) This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of the Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, for Allocation 30%, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plans authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

For the year ended January 31, 2013, sales charges and CDSCs paid to LMIS and its affiliates were:

	Sales Charges	CDSCs
	Class A	Class A	Class B	Class C		Class C1♦
Allocation 85%	$296,169	$602	$134,331	$596		—
Allocation 70%	168,581	539	72,601	964		—
Allocation 50%	139,383	935	43,582	1,120		—
Allocation 30%	35,271	204	26,724	29	*	$1,673

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	For the period August 1, 2012 (inception date) to January 31, 2013.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Allocation 85%	$67,262,124	$114,034,530
Allocation 70%	52,908,701	91,259,491
Allocation 50%	37,846,996	57,870,156
Allocation 30%	23,519,857	30,697,450

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Allocation 85%	$85,657,741	—	$85,657,741
Allocation 70%	66,614,239	—	66,614,239
Allocation 50%	35,398,241	—	35,398,241
Allocation 30%	14,814,919	—	14,814,919

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2013, the Fund did not invest in any derivative instruments.

Legg Mason Lifestyle Series 2013 Annual Report	57

5. Class specific expenses, waivers and/or expense reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, Class B, Class C and Class C1 (on August 1, 2012, Allocation 30% Class C shares were reclassified as Class C1 shares) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Allocation 85%, Allocation 70%, and Allocation 50% each pay a distribution fee with respect to their Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Allocation 30% pays a distribution fee with respect to its Class B, Class C and Class C1 (on August 1, 2012, Class C shares were reclassified as Class C1 shares) shares calculated at the annual rate of 0.50%, 0.75% and 0.45%, respectively, of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 85%
Class A	$1,354,174	$2,110,225
Class B	806,668	406,447
Class C	155,943	29,831
Class I	—	933
Total	$2,316,785	$2,547,436

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 70%
Class A	$953,056	$1,113,643
Class B	484,205	221,044
Class C	170,436	27,959
Class I	—	2,344
Total	$1,607,697	$1,364,990

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 50%
Class A	$601,487	$553,094
Class B	283,476	113,683
Class C	129,792	23,490
Total	$1,014,755	$690,267

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 30%
Class A	$319,560	$224,034
Class B	96,440	44,032
Class C†	877	78
Class C1♦	37,082	14,869
Class I‡	—	211
Total	$453,959	$283,224

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

†	For the period August 1, 2012 (inception date) to January 31, 2013.

‡	For the period March 15, 2012 (inception date) to January 31, 2013.

58	Legg Mason Lifestyle Series 2013 Annual Report

Notes to financial statements (cont’d)

For the year ended January 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Allocation 85%
Class B	$2,357
Total	$2,357

Waivers/Expense Reimbursements
Allocation 70%
Class I	$107
Total	$107

Waivers/Expense Reimbursements
Allocation 30%
Class I1	$15
Total	$15

[1]	For the period March 15, 2012 (inception date) to January 31, 2013.

6. Distributions to shareholders by class

	Year Ended January 31, 2013	Year Ended January 31, 2012
Allocation 85%
Net Investment Income:
Class A	$6,639,073	$5,210,743
Class B	356,574	209,498
Class C	123,075	75,954
Class I	7,404	3,838
Total	$7,126,126	$5,500,033

	Year Ended January 31, 2013	Year Ended January 31, 2012
Allocation 70%
Net Investment Income:
Class A	$5,950,323	$5,401,531
Class B	261,558	311,235
Class C	170,917	128,853
Class I	15,578	8,436
Total	$6,398,376	$5,850,055

	Year Ended January 31, 2013	Year Ended January 31, 2012
Allocation 50%
Net Investment Income:
Class A	$4,076,584	$4,692,566
Class B	190,398	331,259
Class C	126,290	146,194
Total	$4,393,272	$5,170,019

Legg Mason Lifestyle Series 2013 Annual Report	59

	Year Ended January 31, 2013	Year Ended January 31, 2012
Allocation 30%
Net Investment Income:
Class A	$3,023,576	$3,260,124
Class B	197,913	303,020
Class C†	2,946	—
Class C1♦	92,858	106,864
Class I‡	2,879	—
Total	$3,320,172	$3,670,008

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

†	For the period August 1, 2012 (inception date) to January 31, 2013.

‡	For the period March 15, 2012 (inception date) to January 31, 2013.

7. Shares of beneficial interest

At January 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Allocation 85%
Class A
Shares sold	3,754,559	$51,412,313	4,509,817	$58,319,540
Shares issued on reinvestment	475,053	6,619,892	417,850	5,198,051
Shares repurchased	(6,711,049)	(91,998,472)	(6,819,891)	(88,070,197)
Shares issued with merger	—	—	5,299,308	73,261,856
Net increase (decrease)	(2,481,437)	$(33,966,267)	3,407,084	$48,709,250

Class B
Shares sold	17,777	$231,866	439,458	$5,610,268
Shares issued on reinvestment	27,098	355,703	17,733	209,068
Shares repurchased	(1,487,219)	(19,215,618)	(1,972,566)	(24,149,547)
Shares issued with merger	—	—	1,431,312	18,707,860
Net increase (decrease)	(1,442,344)	$(18,628,049)	(84,063)	$377,649

Class C
Shares sold	61,964	$815,875	65,985	$817,783
Shares issued on reinvestment	8,910	118,625	6,143	73,227
Shares repurchased	(168,761)	(2,196,932)	(249,302)	(3,091,047)
Shares issued with merger	—	—	309,480	4,093,435
Net increase (decrease)	(97,887)	$(1,262,432)	132,306	$1,893,398

Class I
Shares sold	12,884	$177,438	86,908	$1,158,658
Shares issued on reinvestment	532	7,404	309	3,838
Shares repurchased	(6,563)	(88,381)	(76,172)	(1,019,773)
Net increase	6,853	$96,461	11,045	$142,723

Allocation 70%
Class A
Shares sold	2,503,314	$33,796,286	3,499,751	$44,523,429
Shares issued on reinvestment	435,237	5,932,462	434,404	5,383,695
Shares repurchased	(5,070,255)	(68,556,947)	(5,147,608)	(65,442,813)
Net decrease	(2,131,704)	$(28,828,199)	(1,213,453)	$(15,535,689)

60	Legg Mason Lifestyle Series 2013 Annual Report

Notes to financial statements (cont’d)

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Allocation 70% continued
Class B
Shares sold	25,402	$347,896	299,706	$3,992,717
Shares issued on reinvestment	18,997	260,969	24,471	310,334
Shares repurchased	(1,051,991)	(14,342,925)	(1,517,310)	(19,581,438)
Net decrease	(1,007,592)	$(13,734,060)	(1,193,133)	$(15,278,387)

Class C
Shares sold	176,852	$2,418,113	152,149	$1,952,382
Shares issued on reinvestment	12,039	166,394	9,956	125,758
Shares repurchased	(205,482)	(2,770,455)	(266,790)	(3,464,669)
Net decrease	(16,591)	$(185,948)	(104,685)	$(1,386,529)

Class I
Shares sold	39,185	$522,637	29,657	$378,464
Shares issued on reinvestment	1,148	15,578	683	8,436
Shares repurchased	(18,514)	(247,929)	(6,978)	(88,548)
Net increase	21,819	$290,286	23,362	$298,352

Allocation 50%
Class A
Shares sold	2,538,851	$31,880,073	3,171,742	$37,749,579
Shares issued on reinvestment	320,908	4,052,064	397,841	4,666,091
Shares repurchased	(4,038,801)	(50,744,289)	(4,686,168)	(55,464,295)
Net decrease	(1,179,042)	$(14,812,152)	(1,116,585)	$(13,048,625)

Class B
Shares sold	51,173	$665,656	242,254	$2,999,782
Shares issued on reinvestment	14,505	189,415	27,153	328,001
Shares repurchased	(685,073)	(8,845,847)	(1,070,293)	(13,083,498)
Net decrease	(619,395)	$(7,990,776)	(800,886)	$(9,755,715)

Class C
Shares sold	158,343	$2,048,305	216,234	$2,630,413
Shares issued on reinvestment	9,493	124,171	11,885	143,578
Shares repurchased	(156,147)	(2,009,102)	(282,474)	(3,462,016)
Net increase (decrease)	11,689	$163,374	(54,355)	$(688,025)

Allocation 30%
Class A
Shares sold	1,827,665	$22,136,621	2,150,568	$24,853,136
Shares issued on reinvestment	248,958	3,018,332	283,868	3,250,031
Shares repurchased	(2,428,703)	(29,409,426)	(2,554,048)	(29,535,815)
Net decrease	(352,080)	$(4,254,473)	(119,612)	$(1,432,648)

Class B
Shares sold	67,383	$830,303	189,744	$2,241,545
Shares issued on reinvestment	15,810	195,470	25,728	300,268
Shares repurchased	(384,674)	(4,728,565)	(522,325)	(6,163,535)
Net decrease	(301,481)	$(3,702,792)	(306,853)	$(3,621,722)

Class C†
Shares sold	25,185	$308,771	—	—
Shares issued on reinvestment	209	2,555	—	—
Shares repurchased	(1,784)	(22,034)	—	—
Net increase	23,610	$289,292	—	—

Legg Mason Lifestyle Series 2013 Annual Report	61

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Allocation 30% continued
Class C1♦
Shares sold	56,040	$680,725	139,083	$1,640,390
Shares issued on reinvestment	6,980	86,095	8,595	100,122
Shares repurchased	(111,015)	(1,363,534)	(162,061)	(1,907,101)
Net decrease	(47,995)	$(596,714)	(14,383)	$(166,589)

Class I‡
Shares sold	11,941	$143,129	—	—
Shares issued on reinvestment	236	2,879	—	—
Shares repurchased	(317)	(3,860)	—	—
Net increase	11,860	$142,148	—	—

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

†	For the period August 1, 2012 (inception date) to January 31, 2013.

‡	For the period March 15, 2012 (inception date) to January 31, 2013.

8. Transfer of net assets

On April 21, 2011, Allocation 85% acquired the assets and certain liabilities of the Legg Mason Lifestyle Allocation 100% (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by Allocation 85% and the total net assets of the Acquired Fund and Allocation 85% on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Lifestyle Allocation 100%	7,040,100	$96,063,151	$619,515,813

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class B and Class C received 0.741862, 0.772639 and 0.766514 shares of Allocation 85% Class A, Class B and Class C shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $18,903,732, accumulated net realized loss of $16,869,391 and accumulated net investment loss of $8,764. Total net assets of Allocation 85% immediately after the transfer were $715,578,964. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended January 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$5,575,971
Net realized gain	5,478,818
Change in net unrealized appreciation (depreciation)	(13,312,395)
Decrease in net assets from operations	$(2,257,606)

Because the combined investment funds have been managed as a single fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 21, 2011.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2013 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$7,126,126	$6,398,376

62	Legg Mason Lifestyle Series 2013 Annual Report

Notes to financial statements (cont’d)

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$4,393,272	$3,320,172

The tax character of distributions paid during the fiscal year ended January 31, 2012 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$5,500,033	$5,850,055

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$5,170,019	$3,670,008

As of January 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Allocation 85%		Allocation 70%
Undistributed ordinary income — net	$566,793		$628,583
Capital loss carryforward*	(13,899,174)		(43,628,445)
Other book/tax temporary differences	(281,295)	(a)	(56,013)	(b)
Unrealized appreciation (depreciation)	85,657,741	(c)	66,614,239	(c)
Total accumulated earnings (losses) — net	$72,044,065		$23,558,364

	Allocation 50%		Allocation 30%
Undistributed ordinary income — net	$1,157,717		$363,945
Capital loss carryforward*	(18,350,206)		(12,199,942)
Other book/tax temporary differences	(41,010)	(b)	(36,242)	(b)
Unrealized appreciation (depreciation)	35,398,241	(c)	14,814,919	(c)
Total accumulated earnings (losses) — net	$18,164,742		$2,942,680

*	During the taxable year ended January 31, 2013, Allocation 85% utilized $6,670,292, Allocation 70% utilized $2,771,858, Allocation 50% utilized $1,267,298 and Allocation 30% utilized $1,390,670 of their respective capital loss carryforwards available from prior years. As of January 31, 2013, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Allocation 85%	Allocation 70%		Allocation 50%	Allocation 30%
No Expiration	—	$(13,190,061)	**	—	—
1/31/2014	—	(5,972,151)		—	$(2,019,831)
1/31/2015	—	—		—	(2,356,048)
1/31/2016	—	—		—	(1,485,293)
1/31/2017	—	(4,200,689)		$(2,216,336)	(839,335)
1/31/2018	$(7,273,349)	(13,201,741)		(13,178,522)	(4,454,972)
1/31/2019	(6,625,825)	(7,063,803)		(2,955,348)	(1,044,463)
	$(13,899,174)	$(43,628,445)		$(18,350,206)	$(12,199,942)

These amounts will be available to offset future taxable capital gains. In addition, $5,413,795 of Allocation 30%’s capital loss carryforward is subject to an annual limitation of $1,620,185 due to the reorganization described in Note 8.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of ordinary late year losses and book/tax differences in the timing of the deductibility of various expenses.

(b)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Lifestyle Series 2013 Annual Report	63

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statements of assets and liabilities of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30% (collectively, “the Funds”), each a series of Legg Mason Partners Equity Trust, including the schedules of investments, as of January 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the investee funds’ transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30%, as of January 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 19, 2013

64	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited)

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage

Legg Mason Lifestyle Series	65

policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the three-year period, but performed below the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense Ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of ten mixed-asset target allocation growth fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees noted the Manager’s expense reimbursement arrangement, if any.

66	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Lifestyle Series	67

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

68	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense Ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of 11 mixed-asset target allocation growth fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s expense reimbursement arrangement, if any.

Legg Mason Lifestyle Series	69

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

70	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage

Legg Mason Lifestyle Series	71

policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods, but performed slightly below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense Ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of ten mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s expense reimbursement arrangement, if any.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund

72	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Lifestyle Series	73

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 30%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage

74	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation conservative funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense Ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of ten mixed-asset target allocation conservative fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation conservative affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was better than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s expense reimbursement arrangement, if any.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund

Legg Mason Lifestyle Series	75

complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

76	Legg Mason Lifestyle Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Lifestyle Series are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Legg Mason Lifestyle Series	77

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

78	Legg Mason Lifestyle Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Interested Trustee and Officer:

R. Jay Gerken[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	162
Other board memberships held by Trustee	None
Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Legg Mason Lifestyle Series	79

Additional Officers cont’d

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

80	Legg Mason Lifestyle Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Lifestyle Series	81

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2013:

			Allocation 85%
Record date:			6/18/2012	12/27/2012
Payable date:			6/19/2012	12/28/2012
Ordinary income:
Qualified dividend income for individuals			100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations			99.89%	64.05%
Interest from Federal obligations			2.18%	2.18%
Foreign source income			—	27.31%*
Foreign taxes paid per share			—	$0.007239

			Allocation 70%
Record date:			6/18/2012	12/27/2012
Payable date:			6/19/2012	12/28/2012
Ordinary income:
Qualified dividend income for individuals			61.26%	74.71%
Dividends qualifying for the dividends
received deduction for corporations			35.76%	47.19%
Interest from Federal obligations			3.50%	3.50%
Foreign source income			—	16.97%*
Foreign taxes paid per share			—	$0.004756

	Allocation 50%
Record date:	3/29/2012	6/28/2012	9/27/2012	12/27/2012
Payable date:	3/30/2012	6/29/2012	9/28/2012	12/28/2012
Ordinary income:
Qualified dividend income for individuals	31.28%	41.40%	41.40%	41.40%
Dividends qualifying for the dividends
received deduction for corporations	19.77%	26.94%	26.94%	26.94%
Interest from Federal obligations	4.65%	4.65%	4.65%	4.65%
Foreign source income	—	—	—	18.48%*
Foreign taxes paid per share	—	—	—	$0.002729

	Allocation 30%
Record date:	3/29/2012	6/28/2012	9/27/2012	12/27/2012
Payable date:	3/30/2012	6/29/2012	9/28/2012	12/28/2012
Ordinary income:
Qualified dividend income for individuals	12.10%	21.66%	21.66%	21.66%
Dividends qualifying for the dividends
received deduction for corporations	9.81%	13.39%	13.39%	13.39%
Interest from Federal obligations	5.19%	5.19%	5.19%	5.19%
Foreign source income	—	—	—	10.12%*
Foreign taxes paid per share	—	—	—	$0.001526

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason

Lifestyle Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc .

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Lifestyle Series

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Lifestyle Series

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Lifestyle Series. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDO1278 3/13 SR13-1878

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2012 and January 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $356,300 in 2012 and $332,200 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,500 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $103,600 in 2012 and $50,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for January 31, 2012 and January 31, 2013; Tax Fees were 100% and 100% for January 31, 2012 and January 31, 2013; and Other Fees were 100% and 100% for January 31, 2012 and January 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	March 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	March 25, 2013